UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 12, 2012

Commission file number 1-8402

ISC8 INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	33-0280334
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3001 Red Hill Avenue
Costa Mesa, California 92626
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:
(714) 549-8211

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously announced, on October 12, 2012, pursuant to the terms of the Foreclosure Sale Agreement between ISC8 Inc. ("ISC8" or the “Company”) and GF AcquisitionCo. 2012, LLC (“GFAC”) dated October 4, 2012 (the “Foreclosure Sale Agreement”), the Company acquired substantially all of the assets of the NetFalcon and Network Content Control System Business (“the Bivio Software Business” or  "Bivio Software") of Bivio Networks, Inc. and certain of its subsidiaries (collectively, “Bivio”). The purchase price of those assets (the “Acquisition”) was $600,000 payable in cash to GFAC, and the issuance to GFAC of a warrant to purchase capital stock of the Company. In addition, the Company will assume certain liabilities, including accounts payable, contractual obligations, reclamation obligations and other liabilities related to the Bivio Software Business.

The Company is filing this report in order to make available (i) the audited financial statements of the Bivio Software Business as of January 31, 2011 and 2012 and for the years then ended, (ii) the unaudited financial statements of the Bivio Software Business as of September 30, 2011 and 2012 and for the eight-month periods then ended and (iii) the pro forma financial statements of the Company as of September 30, 2012 and for the twelve months then ended, which give effect to the Acquisition on the basis described therein. The foregoing are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively. As a result of the filing of this Current Report on Form 8-K, the financial statements referred to above will be incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

23.1	Consent of Independent Public Accounting Firm – Squar, Milner, Peterson, Miranda & Williamson, LLP
99.1	Audited combined carve-out financial statements and the notes related thereto of Bivio Software Business for the years ended January 31, 2011 and 2012
99.2	Unaudited combined carve-out financial statements and the notes related thereto of Bivio Software Business for the eight months ended September 30, 2011 and 2012
99.3	Unaudited combined pro forma financial statements and the notes related thereto of ISC8 Inc. as of September 30, 2012 and the fiscal year ended September 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISC8 INC.

By:	/s/ Bill Joll Bill Joll Chief Executive Officer, President and Director (Principal Executive Officer) Dated: February 8, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit Description

23.1	Consent of Independent Public Accounting Firm – Squar, Milner, Peterson, Miranda & Williamson, LLP
99.1	Audited combined carve-out financial statements and the notes related thereto of Bivio Software Business for the years ended January 31, 2011 and 2012
99.2	Unaudited combined carve-out financial statements and the notes related thereto of Bivio Software Business for the eight months ended September 30, 2011 and 2012
99.3	Unaudited combined pro forma financial statements and the notes related thereto of ISC8 Inc. as of September 30, 2012 and the fiscal year ended September 30, 2012